                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) APRIL 19, 2000

                                NRG ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                              333-33397 41-1724239
           (Commission File Number) (IRS Employer Identification No.)


               1221 NICOLLET MALL, SUITE 700 MINNEAPOLIS, MN 55403 (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 612-373-5300



          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On April 19, 2000, NRG Energy, Inc., a wholly owned subsidiary of Northern States Power Company, filed a registration statement with the Securities and Exchange Commission for an initial public offering of up to 18 percent of its common stock. The maximum aggregate offering price of the common stock covered by the registration statement is $600 million. All proceeds from the offering will remain with NRG Energy. The press release announcing this approval is filed with this Form 8-K as Exhibit 99.7 See "Item 7. Exhibits."

Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.              Description

99.7                     Press release issued April 19, 2000 of NRG Energy, Inc.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NRG Energy, Inc
                                               (Registrant)



                                               By /s/  Leonard A. Bluhm
                                                   Leonard A. Bluhm
                                                   Executive Vice  President and
                                                   Chief  Financial Officer
                                                   (Principal Financial Officer)



Dated:  April 19, 2000